UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2024

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	90-1604380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800

New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) 204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

Global Tech Industries Group, Inc.’s (the “Company”) today commented, as more fully set forth below, on the complaint filed by White Rocks (BVI) Holdings Inc. and certain other plaintiffs against the Company, David Reichman, Kathy M. Griffin, Frank Benintendo and Donald Gilbert in the District Court Clark County (the “Court”) on July 2, 2024 (the “Complaint”). The Complaint contains various allegations, including breach of fiduciary duty, fraud, fraudulent concealment, and seeks damages in excess of $15,000, as well as other equitable relief. The plaintiffs have also filed a motion seeking to have the Court appoint a receiver or a custodian over the Company and its business and assets (“Receiver”).

The Company has not yet been formally served with the Complaint, but does intend to vigorously defend against all allegations and claims by the plaintiffs. In the meantime, the Company has opposed the plaintiffs’ motion for appointment of a receiver. A copy of the Company’s opposition filed with the Court on August 5, 2024 (“Opposition”) can be viewed at (Case No.: A-24-896359-B).

As set forth in the Company’s Opposition, the Company believes that the Complaint contains numerous false allegations and was filed intentionally in an effort by certain lead plaintiffs, including Richard Hofman, to mislead the Company’s shareholders and publicly tarnish the Company’s and its senior management’s reputations through the public domain in an effort to obtain by threat of litigation and/or injunction certain results for their own self-serving and improper purposes without any meaningful benefit to the Company’s shareholders. On the contrary, the Complaint has caused the Company to divert its limited resources to respond to and litigate the frivolous claims asserted in the Complaint, instead of continuing to focus all its efforts to (i) complete the audit of the Company’s financial statements for its fiscal years ended December 31, 2023 and 2022 (the “2023 Audit”), (ii) file with the U.S. Securities and Exchange Commission (the “SEC”) the Company’s amended Annual Report on Form 10-K for its fiscal year ended December 31, 2023 (the “2023 Annual Report”), (iii) file with the SEC the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2024 (the “March 2024 Quarterly Report”), (iv) become current with the Company’s ongoing SEC reporting obligations, and (v) advance the Company’s potential business and strategic opportunities that it is currently working on, which the Company believes are in the Company’s and its shareholders best interests.

As set forth in the Company’s Opposition, it is the Company’s position that the plaintiffs represent less than 6% of the outstanding shareholders and lack the requisite standing to seek appointment of a Receiver. Among other things, the purported lead plaintiff, White Rocks (BVI) Holdings Inc., does not appear as a shareholder of record on any official list of shareholders of the Company. Furthermore, the single largest purported plaintiff, AI Commerce, Inc., has to date, failed to fulfill its obligations under the August 23, 2023 Membership Interest Purchase Agreement, and is therefore not a holder of any shares in the Company.

Moreover, the Company believes the appointment of a Receiver will be extremely costly and detrimental to the Company’s shareholders for all the reasons set forth in the Opposition. Neither Mr. Hofman nor the proposed Receiver have yet to demonstrate to the Court, or to the Company’s shareholders how they would purport to have the Company complete the 2023 Audit, file the 2023 Annual Report, file the March 2024 Quarterly Report and advance the Company’s business interests faster or in a better or more efficient way than the Company’s current management. The Company specifically notes to its shareholders that the rules and regulations of the SEC and PCAOB, which the Company’s new independent registered public accounting firm, Fortune CPA, Inc. (“Fortune”), is required to comply with, require Fortune to first complete the 2023 Audit before being able to proceed with its review of the Company’s financial statements for its fiscal quarter ended March 31, 2024, in order to then allow the Company to file the March 2024 Quarterly Report. Please see the Company’s Current Report on Form 8-K, filed with the SEC on May 10, 2024, which discusses the SEC’s order (the “SEC Order”) which permanently barred BF Borgers CPA PC (“Borgers”) and its sole audit partner, Benjamin F. Borgers CPA from appearing or practicing before the SEC as an accountant and as a result of which the Company promptly engaged Fortune as its Company’s new independent registered public accounting firm.

The information in this Item 7.01 of this Current Report on Form 8-K (this “Current Report”) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Forward-Looking Statements

The Company cautions you that this Current Report contains “forward-looking statements.” Statements in this Current Report that are not purely historical are forward-looking statements. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates,” “opines” or similar expressions used in this Current Report. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. These risks, uncertainties and factors include, but are not limited to: the potential benefits that may be experienced from the Company’s business activities and certain transactions contemplated or completed; the Company’s expectations, beliefs, future plans and strategies, and anticipated developments; volatility or decline of the Company’s stock price, potential fluctuation of the Company’s quarterly results; the Company’s ability to earn revenues or profits and for such revenues to cover the Company’s operating costs; inadequate capital to continue or expand the Company’s business, and the Company’s ability to raise additional capital or financing to implement the Company’s business plans; the Company’s ability to commercialize its technology or to make sales; decline in demand for the Company’s products and services; rapid adverse changes in markets; the Company’s ability to make a business acquisition that is profitable for the Company and its shareholders; uncertain and unfavorable outcomes in legal proceedings; changes in economic conditions; competition; risks and uncertainties applicable to the Company; and other risks, uncertainties and factors including, but not limited to, those described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 16, 2024, and in the Company’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements, except as may be required by law. The Company intends that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Tech Industries Group, Inc.

Date: August 9, 2024	By:	/s/ Kathy M. Griffin
	Name:	Kathy M. Griffin
	Title:	President